Exhibit 99.2

Medical Properties Trust SUPPLEMENTAL Q3

3 COMPANY OVERVIEW Company Information 3 FINANCIAL INFORMATION Reconciliation of Net Income to Funds from Operations 6 6 Debt Summary 7 Debt Maturity Schedule 8 Pro Forma Net Debt /Annualized Adjusted

EBITDA 9 PORTFOLIO INFORMATION Pro Forma Lease and Loan Maturity Schedule 10 10 Total Pro Forma Gross Assets and Adjusted Revenue by Asset Type, Operator, State and Country 11 EBITDARM to Rent Coverage 14 Summary of Investments and Development Projects 15 FINANCIAL STATEMENTS Consolidated Statements of Income 16 16 Consolidated Balance Sheets 17 Unconsolidated Joint Venture Investments 18 FORWARD-LOOKING STATEMENTS Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: Normalized FFO per share; expected payout ratio; the amount of acquisitions of healthcare real estate, if any; estimated debt metrics; portfolio diversification; capital markets conditions; the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangements and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; potential impact from COVID-19 on our tenants/borrowers and the related impact to us; and other factors affecting the real estate industry generally or health-care real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report. Certain information in the supplemental package is shown pro forma for the transactions completed subsequent to period end and the consummation of pending transactions, including the Steward Massachusetts partnership and leasing five facilities in Utah to a new tenant. The pro forma adjustments are based upon available information and assumptions that we believe are reasonable. There is no assurance that the pending transactions will occur. Mountain Point Medical Center is an acute care facility located in Ogden, Utah

COMPANY OVERVIEW Medical Properties Trust, Inc. is a self-advised real estate investment trust formed in 2003 to acquire and develop net-leased hospital facilities. From its inception in Birmingham, Alabama, the Company has grown to become one of the world’s largest owners of hospitals. MPT’s financing model facilitates acquisitions and recapitalizations and allows operators of hospitals to unlock the value of their real estate assets to fund facility improvements, technology upgrades and other investments in operations. Pro Forma as of September 30, 2021. 444 52 ~46,000 32 9 properties operators beds U. S. states countries MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021 3

COMPANY OVERVIEW MPT OFFICERS: From the Left: Charles R. Lambert, Rosa H. Hooper, R. Lucas Savage, Edward K. Aldag, Jr., R. Steven Hamner, Emmett E. McLean and J. Kevin Hanna. Officers Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer R. Steven Hamner Executive Vice President and Chief Financial Officer Emmett E. McLean Executive Vice President, Chief Operating Officer and Secretary J. Kevin Hanna Vice President, Controller and Chief Accounting Officer Rosa H. Hooper Vice President, Managing Director of Asset Management and Underwriting R. Lucas Savage Vice President, Head of Global Acquisitions Charles R. Lambert Vice President, Treasurer and Managing Director of Capital Markets Board of Directors Edward K. Aldag, Jr. G. Steven Dawson R. Steven Hamner Caterina A. Mozingo Elizabeth N. Pitman D. Paul Sparks, Jr. Michael G. Stewart C. Reynolds Thompson, III Corporate Headquarters Medical Properties Trust, Inc. 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 (205) 969-3756 (fax) www.medicalpropertiestrust.com MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021 4

COMPANY OVERVIEW INVESTOR RELATIONS Drew Babin Senior Managing Director of Corporate Communications (646) 884-9809 dbabin@medicalpropertiestrust.com Tim Berryman Managing Director of Investor Relations (205) 397-8589 tberryman@medicalpropertiestrust.com Transfer Agent American Stock Transfer and Trust Company 6201 15th Avenue Brooklyn, NY 11219 Stock Exchange Listing and Trading Symbol New York Stock Exchange (NYSE): MPW MPW LISTED NYSE Senior Unsecured Debt Ratings Moody’s – Ba1 Standard & Poor’s – BBB- Above: Crozer-Chester Medical Center in Upland, Pennsylvania. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021 5

FINANCIAL INFORMATION

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended	
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
FFO INFORMATION:				
Net income attributable to MPT common stockholders	$ 171,137	$ 131,106	$ 449,485	$ 321,566
Participating securities' share in earnings	(328)	(435)	(1,088)	(1,386)
Net income, less participating securities' share in earnings	**$ 170,809**	**$ 130,671**	**$ 448,397**	**$ 320,180**
Depreciation and amortization	98,492	80,841	277,089	223,166
(Gain) loss on sale of real estate	(9,294)	927	(8,896)	2,703
Real estate impairment charges	-	-	-	19,006
Funds from operations	**$ 260,007**	**$ 212,439**	**$ 716,590**	**$ 565,055**
Write-off (recovery) of straight-line rent and other	3,650	1,266	(1,601)	27,098
Non-cash fair value adjustments	(819)	(1,575)	(2,763)	9,030
Tax rate and other changes	-	8,535	42,746	9,661
Debt refinancing and unutilized financing costs	-	-	2,339	611
Normalized funds from operations	**$ 262,838**	**$ 220,665**	**$ 757,311**	**$ 611,455**
Share-based compensation	13,555	12,372	38,590	34,600
Debt costs amortization	4,584	3,552	12,693	10,389
Rent deferral, net	559	(5,420)	2,198	(12,660)
Straight-line rent revenue and other	(79,973)	(66,554)	(215,169)	(167,028)
Adjusted funds from operations	**$ 201,563**	**$ 164,615**	**$ 595,623**	**$ 476,756**
PER DILUTED SHARE DATA:				
Net income, less participating securities' share in earnings	$ 0.29	$ 0.25	$ 0.76	$ 0.61
Depreciation and amortization	0.17	0.15	0.48	0.42
(Gain) loss on sale of real estate	(0.02)	-	(0.02)	0.01
Real estate impairment charges	-	-	-	0.03
Funds from operations	**$ 0.44**	**$ 0.40**	**$ 1.22**	**$ 1.07**
Write-off (recovery) of straight-line rent and other	-	-	-	0.05
Non-cash fair value adjustments	-	-	-	0.02
Tax rate and other changes	-	0.01	0.07	0.02
Debt refinancing and unutilized financing costs	-	-	-	-
Normalized funds from operations	**$ 0.44**	**$ 0.41**	**$ 1.29**	**$ 1.16**
Share-based compensation	0.02	0.02	0.07	0.06
Debt costs amortization	0.01	0.01	0.02	0.02
Rent deferral, net	-	(0.01)	-	(0.02)
Straight-line rent revenue and other	(0.13)	(0.12)	(0.37)	(0.32)
Adjusted funds from operations	**$ 0.34**	**$ 0.31**	**$ 1.01**	**$ 0.90**

Notes:

(A) Certain line items above (such as depreciation and amortization) include our share of such income/expense from unconsolidated joint ventures. These amounts are included with the activity of all of our equity interests in the "Earnings from equity interests" line on the consolidated statements of income.

(B) Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or Nareit, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

In addition to presenting FFO in accordance with the Nareit definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our results of operations or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity.

We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) non-cash revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021 6

FINANCIAL INFORMATION DEBT SUMMARY (As of September 30, 2021) ($ amounts in thousands) Debt Instrument Rate Type Rate Balance 2024 Credit Facility Revolver (A) Variable 1.257% $ 245,227 2022 Interim Loan Variable 1.340% 650,000 2026 Term Loan Variable 1.540% 200,000 4.000% Notes Due 2022 (€500M) (A) (B) Fixed 4.000% 579,000 2.550% Notes Due 2023 (£400M) (A) Fixed 2.550% 538,960 2024 AUD Term Loan (A$1.2B) (A) Fixed (C) 2.450% 867,240 3.325% Notes Due 2025 (€500M) (A) Fixed 3.325% 579,000 2025 GBP Term Loan (£700M) (A) Fixed (D) 1.949% 943,180 5.250% Notes Due 2026 Fixed 5.250% 500,000 2.500% Notes Due 2026 (£500M) (A) Fixed 2.500% 673,700 5.000% Notes Due 2027 Fixed 5.000% 1,400,000 3.692% Notes Due 2028 (£600M) (A) Fixed 3.692% 808,440 4.625% Notes Due 2029 Fixed 4.625% 900,000 3.375% Notes Due 2030 (£350M) (A) Fixed 3.375% 471,590 3.500% Notes Due 2031 Fixed 3.500% 1,300,000 $ 10,656,337 Debt issuance costs and discount (75,314) Weighted average rate 3.347% $ 10,581,023 RATE TYPE AS PERCENTAGE OF TOTAL DEBT Variable 10.3% Fixed 89.7% (A) Non-USD denominated debt converted to U.S. dollars at September 30, 2021. (B) The 4.000% Euro Notes Due 2022 were redeemed on October 22, 2021. On October 6, 2021, the Company issued €500M of 0.993% Notes Due 2026. (C) We entered into an interest rate swap transaction, effective July 3, 2019, to fix the interest rate to 2.450% for the duration of the loan. (D) We entered into an interest rate swap transaction, effective March 6, 2020, to fix the interest rate to 1.949% for the duration of the loan. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021 7

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

($ amounts in thousands)

Debt Instrument	2021	2022	2023	2024	2025	2026	2027	2028	2029	2030	2031
2024 Credit Facility Revolver [A]	$ -	$ -	$ -	$ 245,227	$ -	$ -	$ -	$ -	$ -	$ -	$ -
2022 Interim Loan	-	650,000	-	-	-	-	-	-	-	-	-
2026 Term Loan	-	-	-	-	-	200,000	-	-	-	-	-
4.000% Notes Due 2022 (€500M) [A] [B]	-	579,000	-	-	-	-	-	-	-	-	-
2.550% Notes Due 2023 (£400M) [A]	-	-	538,960	-	-	-	-	-	-	-	-
2024 AUD Term Loan (A$1.2B) [A]	-	-	-	867,240	-	-	-	-	-	-	-
3.325% Notes Due 2025 (€500M) [A]	-	-	-	-	579,000	-	-	-	-	-	-
2025 GBP Term Loan (£700M) [A]	-	-	-	-	943,180	-	-	-	-	-	-
5.250% Notes Due 2026	-	-	-	-	-	500,000	-	-	-	-	-
2.500% Notes Due 2026 (£500M) [A]	-	-	-	-	-	673,700	-	-	-	-	-
5.000% Notes Due 2027	-	-	-	-	-	-	1,400,000	-	-	-	-
3.692% Notes Due 2028 (£600M) [A]	-	-	-	-	-	-	-	808,440	-	-	-
4.625% Notes Due 2029	-	-	-	-	-	-	-	-	900,000	-	-
3.375% Notes Due 2030 (£350M) [A]	-	-	-	-	-	-	-	-	-	471,590	-
3.500% Notes Due 2031	-	-	-	-	-	-	-	-	-	-	1,300,000
	$ -	$1,229,000	$ 538,960	$1,112,467	$1,522,180	$1,373,700	$1,400,000	$ 808,440	$ 900,000	$ 471,590	$1,300,000


$1,800,000
$1,600,000
$1,400,000
$1,200,000
$1,000,000
$800,000
$600,000
$400,000
$200,000
$-
$-
$1,229,000
$538,960
$1,112,467
$1,522,180
$1,373,700
$1,400,000
$808,440
$900,000
$471,590
$1,300,000
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2024 Credit Facility Revolver
2022 Interim Loan
2026 Term Loan
4.000% Notes Due 2022
2.550% Notes Due 2023
2024 AUD Term Loan
3.325% Notes Due 2025
2025 GBP Term Loan
5.250% Notes Due 2026
2.500% Notes Due 2026
5.000% Notes Due 2027
3.692% Notes Due 2028
4.625% Notes Due 2029
3.375% Notes Due 2030
3.500% Notes Due 2031

(A) Non-USD denominated debt converted to U.S. dollars at September 30, 2021.

(B) The 4.000% Euro Notes Due 2022 were redeemed on October 22, 2021. On October 6, 2021, the Company issued €500M of 0.993% Notes Due 2026.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021

8

FINANCIAL INFORMATION PRO FORMA NET DEBT / ANNUALIZED ADJUSTED EBITDA (Unaudited) (Amounts in thousands) For the Three Months Ended September 30, 2021 Net income attributable to MPT common stockholders $ 171,137 Pro forma adjustments for investment activity (A) 774 Pro forma net income $ 171,911 Add back: Interest (B) 92,062 Depreciation and amortization (B) 96,394 Share-based compensation 13,555 Gain on sale of real estate (9,294) Write-off (recovery) of straight-line rent and other 3,650 Non-cash fair value adjustments (819) Income tax (B) 11,516 3Q 2021 Pro forma adjusted EBITDA $ 378,975 Annualization $ 1,515,900 Total debt at September 30, 2021 $ 10,581,023 Pro forma changes after September 30, 2021 (1,018,742) Pro forma net debt $ 9,562,281 Pro forma net debt / annualized adjusted EBITDA 6.3x (A) Reflects our binding commitments on the Steward Massachusetts partnership, leasing five facilities in Utah to a new tenant, and sale of one facility in Washington, as well as our October 2021 acquisitions of 18 behavioral health facilities in the United States, one acute care facility in Portugal and our other mid quarter investments. (B) Includes our share of interest, real estate depreciation and income tax expense from unconsolidated joint ventures. Investors and analysts following the real estate industry utilize net debt (debt less cash) to EBITDA (net income before interest expense, income taxes, depreciation and amortization) as a measurement of leverage that shows how many years it would take for us to pay back our debt, assuming net debt and EBITDA are held constant. The table above considers the pro forma effects on net debt and EBITDA from investments and capital transactions that were either completed during the period or disclosed as firm commitments, assuming such transactions were consummated/fully funded as of the beginning of the period. In addition, we show EBITDA adjusted to exclude share-based compensation, gains or losses on real estate and other dispositions, debt refinancing or similar charges, and impairment or other non-cash charges to derive Pro forma Annualized Adjusted EBITDA, which is a non-GAAP measure. We believe Pro forma Net Debt and Pro forma Annualized Adjusted EBITDA are useful to investors and analysts as they allow for a more current view of our credit quality and allow for the comparison of our credit strength between periods and to other real estate companies without the effect of items that by their nature are not comparable from period to period. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021 9

PORTFOLIO INFORMATION

PRO FORMA LEASE AND LOAN MATURITY SCHEDULE [(A)]

($ amounts in thousands)

Years of Maturities [(B)]	Total Properties [(C)]	Base Rent/Interest [(D)]	Percentage of Total Base Rent/Interest
2021	1	$ 2,250	0.2%
2022	12	46,646	3.6%
2023	5	14,399	1.1%
2024	1	2,731	0.2%
2025	6	17,448	1.3%
2026	2	9,027	0.7%
2027	1	3,221	0.2%
2028	4	5,678	0.4%
2029	11	43,346	3.3%
2030	11	5,737	0.4%
Thereafter	374	1,150,435	88.6%
	428	$ 1,300,918	100.0%



Percentage of total base rent/interest
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0.2%
3.6%
1.1%
0.2%
1.3%
0.7%
0.2%
0.4%
3.3%
0.4%
88.6%
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
Thereafter

(A) Schedule includes leases and mortgage loans.

(B) Lease/Loan expiration is based on the fixed term of the lease/loan and does not factor in potential renewal options provided for in our agreements.

(C) Reflects all properties, including those that are part of joint ventures except vacant properties representing less than 1% of total pro forma gross assets and two facilities that are under development.

(D) Represents base rent/interest income on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021 10

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY ASSET TYPE

(September 30, 2021)

($ amounts in thousands)

	Pro Forma			Adjusted	
Asset Types	Properties	Total Gross Assets (A)	Percentage of Total Gross Assets	Q3 2021 Revenue (B)	Percentage of Q3 2021 Revenue
General Acute Care Hospitals	207	$ 15,893,336	71.9%	$ 334,239	78.8%
Behavioral Health Facilities	58	2,406,907	10.9%	32,843	7.8%
Inpatient Rehabilitation Hospitals	112	2,104,417	9.5%	44,825	10.6%
Long-Term Acute Care Hospitals	20	337,205	1.5%	8,120	1.9%
Freestanding ER/Urgent Care Facilities	47	274,118	1.2%	3,881	0.9%
Other	-	1,110,337	5.0%	-	-
Total	444	$ 22,126,320	100.0%	$ 423,908	100.0%

TOTAL PRO FORMA GROSS ASSETS BY ASSET TYPE


1%
1%
5%
10%
11%
72%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

TOTAL ADJUSTED REVENUE BY ASSET TYPE


2%
1%
10%
8%
79%

DOMESTIC PRO FORMA GROSS ASSETS BY ASSET TYPE


3%
2%
6%
6%
8%
75%
General Acute Care Hospitals
Behavioral Health Facilities
Inpatient Rehabilitation Hospitals
Long-Term Acute Care Hospitals
Freestanding ER/Urgent Care Facilities
Other

DOMESTIC ADJUSTED REVENUE BY ASSET TYPE


3%
2%
7%
1%
87%

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated October 28, 2021 for reconciliation of total assets to total pro forma gross assets at September 30, 2021.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated October 28, 2021 for a reconciliation of actual revenues to adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021 11

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS - LARGEST INDIVIDUAL FACILITY

(September 30, 2021)

Operators	Percentage of Total Gross Assets - Largest Individual Facility
HCA Healthcare	2.5%
Steward Health Care	1.9%
Circle Health	1.1%
Prospect Medical Holdings	1.1%
Swiss Medical Network	0.8%
47 operators	1.3%

Largest Individual Facility Investment is Less Than 3% of MPT Investment Portfolio

COMPREHENSIVE PROPERTY-LEVEL UNDERWRITING FRAMEWORK

While MPT seeks to align with proven operators with successful track records and demonstrated market leadership, individual facilities are discrete transactions regardless of portfolio size or related master lease and/or cross-default provisions

- *Is this hospital truly needed in this local market?*
- *Would the community suffer were this hospital not here?*
- *Are hospital relationships with admitting local physicians deep, time-tested, and sustainable?*
- *Is referral network sufficiently diversified by both practice and specialty?*
- *Would the facility be attractive to multiple identified high-quality replacement operators in the rare event a tenant must be replaced?*
- *Could the operator potentially be replaced at equal or more favorable (to MPT) terms?*

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY OPERATOR

(September 30, 2021)

($ amounts in thousands)

	Pro Forma			Adjusted	
Operators	Properties	Total Gross Assets (A)	Percentage of Total Gross Assets	Q3 2021 Revenue (B)	Percentage of Q3 2021 Revenue
Steward Health Care	34				
Florida market		$ 1,260,206	5.7%	$ 16,929	4.0%
Massachusetts market		1,162,101	5.3%	35,965	8.5%
Texas/Arkansas/Louisiana market		1,060,506	4.8%	21,740	5.1%
Arizona market		319,760	1.4%	8,126	1.9%
Ohio/Pennsylvania market		133,751	0.6%	3,236	0.8%
Utah market		-	-	31,879	7.5%
Circle Health	36	2,470,658	11.2%	52,612	12.4%
Prospect Medical Holdings	14	1,623,254	7.3%	37,864	8.9%
Swiss Medical Network	17	1,242,022	5.6%	12,182	2.9%
HCA Healthcare	8	1,235,498	5.6%	290	0.1%
47 operators	335	10,508,227	47.5%	203,085	47.9%
Other	-	1,110,337	5.0%	-	-
Total	**444**	**$ 22,126,320**	**100.0%**	**$ 423,908**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated October 28, 2021 for reconciliation of total assets to total pro forma gross assets at September 30, 2021.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated October 28, 2021 for a reconciliation of actual revenues to adjusted revenues.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021

12

PORTFOLIO INFORMATION

TOTAL PRO FORMA GROSS ASSETS AND ADJUSTED REVENUE BY U.S. STATE AND COUNTRY

(September 30, 2021)

($ amounts in thousands)

	Pro Forma			Adjusted	
U.S. States and Other Countries	Properties	Total Gross Assets [(A)]	Percentage of Total Gross Assets	Q3 2021 Revenue [(B)]	Percentage of Q3 2021 Revenue
Texas	59	$ 2,178,399	9.8%	$ 38,007	9.0%
California	28	1,656,353	7.5%	40,850	9.6%
Florida	9	1,286,016	5.8%	17,479	4.1%
Utah	7	1,255,468	5.7%	32,837	7.7%
Massachusetts	10	1,167,501	5.3%	36,123	8.5%
27 Other States	124	5,024,965	22.7%	107,160	25.4%
Other	-	725,314	3.3%	-	-
United States	**237**	**$ 13,294,016**	**60.1%**	**$ 272,456**	**64.3%**
United Kingdom	81	$ 4,352,007	19.7%	$ 90,141	21.3%
Germany	82	1,279,598	5.8%	25,755	6.1%
Switzerland	17	1,242,022	5.6%	12,182	2.9%
Australia	11	1,038,165	4.6%	15,248	3.6%
Spain	3	214,566	1.0%	2,709	0.6%
Other Countries	13	320,923	1.5%	5,417	1.2%
Other	-	385,023	1.7%	-	-
International	**207**	**$ 8,832,304**	**39.9%**	**$ 151,452**	**35.7%**
Total	**444**	**$ 22,126,320**	**100.0%**	**$ 423,908**	**100.0%**

(A) Includes gross real estate assets, other loans, equity investments, and pro rata portion of gross assets in joint venture arrangements, assuming all real estate commitments on new investments and unfunded amounts on development deals and commenced capital improvement projects are fully funded. See press release dated October 28, 2021 for reconciliation of total assets to total pro forma gross assets at September 30, 2021.

(B) Reflects actual revenues on our consolidated statement of income along with revenue from properties owned through our unconsolidated joint venture arrangements. See press release dated October 28, 2021 for a reconciliation of actual revenues to adjusted revenues.

TOTAL PRO FORMA GROSS ASSETS BY COUNTRY



1%
1%
2%
4%
6%
6%
20%
60%
United States
United Kingdom
Germany
Switzerland
Australia
Spain
Other Countries
Other

TOTAL ADJUSTED REVENUE BY COUNTRY



3%
4%
1%
1%
6%
21%
64%

PRO FORMA GROSS ASSETS BY U.S. STATE



3%
10%
7%
6%
6%
5%
23%
Texas
California
Florida
Utah
Massachusetts
27 Other States
Other

ADJUSTED REVENUE BY U.S. STATE



9%
10%
4%
8%
8%
25%

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021

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PORTFOLIO INFORMATION

TOTAL PORTFOLIO TTM EBITDARM[A] RENT COVERAGE INCLUSIVE OF CARES ACT GRANTS

YOY AND SEQUENTIAL QUARTER COMPARISONS BY PROPERTY TYPE



5.00x
4.00x
3.00x
2.00x
1.00x
0.00x
1.8x
3.0x
2.5x
3.0x
2.0x
2.1x
2.0x
2.1x
2.4x
3.3x
3.3x
3.3x
1.8x
2.9x
2.4x
2.9x
General Acute Care Hospitals
Inpatient Rehabilitation Facilities
Long-Term Acute Care Hospitals
Total Portfolio
Q2 2020 (YoY)
Q2 2021 (YoY)
Q1 2021 (QoQ)
Q2 2021 (QoQ)

STRATIFICATION OF PORTFOLIO EBITDARM RENT COVERAGE

EBITDARM Rent Coverage TTM	Investment (in thousands)		No. of Facilities	Percentage of Investment
Greater than or equal to 4.50x	$	144,062	2	1.1%
3.00x - 4.49x	$	10,295	2	0.1%
1.50x - 2.99x	$	87,617	5	0.6%
Less than 1.50x	$	70,065	4	0.5%
Total Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.8x	$	13,192,816	262	97.7%
General Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.0x	$	10,935,919	136	81.0%
Inpatient Rehabilitation Facilities Master Leased, Cross-Defaulted and/or with Parent Guaranty: 2.1x	$	1,969,196	107	14.6%
Long-Term Acute Care Hospitals Master Leased, Cross-Defaulted and/or with Parent Guaranty: 3.3x	$	287,701	19	2.1%



2%
1%
<1%
<1%
<1%
15%
81%
Greater than or equal to 4.50x
3.00x - 4.49x
1.50x - 2.99x
Less than 1.50x
General Acute Master Lease, Cross-Default or Parent Guaranty
Rehab Master Lease, Cross-Default or Parent Guaranty
LTACH Master Lease, Cross-Default or Parent Guaranty

Notes:

Properties that do not provide financial reporting and disposed assets are not included. All data presented is on a trailing twelve month basis.

(A) EBITDARM adjusted for non-recurring items.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021

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PORTFOLIO INFORMATION

SUMMARY OF COMPLETED INVESTMENTS

(For the nine months ended September 30, 2021)

(Amounts in thousands)

Operator	Location	Investment [A]	Commencement Date	Investment/ Development
Steward Health Care	U.S. - Various	$ 335,000	1/8/2021	Investment
Priory Group	United Kingdom	1,090,400	1/19/2021	Investment
Swiss Medical Network	Switzerland	157,630	4/16/2021	Investment
Pipeline Health Systems	California	215,000	7/6/2021	Investment
Circle Health	United Kingdom	21,528	7/6/2021	Investment
Steward Health Care	Florida	900,000	8/1/2021	Investment
		$ 2,719,558		

SUMMARY OF CURRENT INVESTMENT COMMITMENTS

(Amounts in thousands)

Operator	Location	Commitment	Investment/ Development
Springstone	U.S. - Various	$ 950,000	Investment
Atrys Health	Portugal	20,589	Investment
		$ 970,589	

SUMMARY OF CURRENT DEVELOPMENT PROJECTS AS OF SEPTEMBER 30, 2021

(Amounts in thousands)

Operator	Location	Commitment	Costs Incurred as of 9/30/2021	Estimated Commencement Date
Ernest Health	California	$ 47,929	$ 39,544	Q4 2021
Ernest Health	California	47,700	24,990	Q2 2022
		$ 95,629	$ 64,534	

(A) Excludes transaction costs, including real estate transfer and other taxes. Amount assumes exchange rate as of the investment date.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021

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FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
(Amounts in thousands, except per share data)

	For the Three Months Ended		For the Nine Months Ended	
	September 30, 2021	September 30, 2020	September 30, 2021	September 30, 2020
REVENUES				
Rent billed	$ 242,211	$ 192,953	$ 672,425	$ 538,277
Straight-line rent	64,637	51,125	174,975	103,697
Income from financing leases	50,667	52,544	151,898	157,469
Interest and other income	33,264	32,836	136,038	115,989
Total revenues	390,779	329,458	1,135,336	915,432
EXPENSES				
Interest	94,132	82,263	273,409	243,538
Real estate depreciation and amortization	85,039	69,665	237,050	192,049
Property-related [A]	7,128	5,897	31,265	19,178
General and administrative	36,694	31,718	107,312	97,121
Total expenses	222,993	189,543	649,036	551,886
OTHER INCOME (EXPENSE)				
Gain (loss) on sale of real estate	9,294	(927)	8,896	(2,703)
Real estate impairment charges	-	-	-	(19,006)
Earnings from equity interests	7,193	5,893	21,633	15,263
Debt refinancing and unutilized financing costs	-	-	(2,339)	(611)
Other (including mark-to-market adjustments on equity securities)	(2,276)	2,461	4,747	(9,499)
Total other income (expense)	14,211	7,427	32,937	(16,556)
Income before income tax	181,997	147,342	519,237	346,990
Income tax expense	(10,602)	(15,985)	(69,141)	(24,824)
Net income	**171,395**	**131,357**	**450,096**	**322,166**
Net income attributable to non-controlling interests	(258)	(251)	(611)	(600)
Net income attributable to MPT common stockholders	$ 171,137	$ 131,106	$ 449,485	$ 321,566
EARNINGS PER COMMON SHARE - BASIC AND DILUTED				
Net income attributable to MPT common stockholders	$ 0.29	$ 0.25	$ 0.76	$ 0.61
WEIGHTED AVERAGE SHARES OUTSTANDING - BASIC	595,119	531,095	586,291	526,651
WEIGHTED AVERAGE SHARES OUTSTANDING - DILUTED	597,320	532,436	587,971	527,832
DIVIDENDS DECLARED PER COMMON SHARE	$ 0.28	$ 0.27	$ 0.84	$ 0.81

(A) Includes $4.0 million and $23.1 million of ground lease and other expenses (such as property taxes and insurance) paid directly by us and reimbursed by our tenants for the three and nine months ended September 30, 2021, respectively.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021

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FINANCIAL STATEMENTS CONSOLIDATED BALANCE SHEETS (Amounts in thousands, except per share data) September 30, 2021 December 31, 2020 (Unaudited) (A) ASSETS Real estate assets Land, buildings and improvements, intangible lease assets, and other $ 13,244,403 $ 12,078,927 Investment in financing leases 2,042,585 2,010,922 Real estate held for sale 1,096,475 - Mortgage loans 200,285 248,080 Gross investment in real estate assets 16,583,748 14,337,929 Accumulated depreciation and amortization (936,289) (833,529) Net investment in real estate assets 15,647,459 13,504,400 Cash and cash equivalents 349,652 549,884 Interest and rent receivables 64,622 46,208 Straight-line rent receivables 661,429 490,462 Equity investments 1,170,171 1,123,623 Other loans 1,502,677 858,368 Other assets 315,977 256,069 Total Assets $ 19,711,987 $ 16,829,014 LIABILITIES AND EQUITY Liabilities Debt, net $ 10,581,023 $ 8,865,458 Accounts payable and accrued expenses 595,003 438,750 Deferred revenue 19,739 36,177 Obligations to tenants and other lease liabilities 157,488 144,772 Total Liabilities 11,353,253 9,485,157 Equity Preferred stock, $0.001 par value. Authorized 10,000 shares; no shares outstanding — - Common stock, $0.001 par value. Authorized 750,000 shares; issued and outstanding —596,145 shares at September 30, 2021 and 541,419 shares at December 31, 2020 596 541 Additional paid-in capital 8,541,092 7,461,503 Distributions in excess of net income (117,733) (71,411) Accumulated other comprehensive loss (69,843) (51,324) Treasury shares, at cost (777) (777) Total Medical Properties Trust, Inc. Stockholders’ Equity 8,353,335 7,338,532 Non-controlling interests 5,399 5,325 Total Equity 8,358,734 7,343,857 Total Liabilities and Equity $ 19,711,987 $ 16,829,014 (A) Financials have been derived from the prior year audited financial statements. MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021 17

FINANCIAL STATEMENTS

UNCONSOLIDATED JOINT VENTURE INVESTMENTS

(As of and for the three months ended September 30, 2021)

(Unaudited)

($ amounts in thousands)

REAL ESTATE JOINT VENTURE DETAILS

		MPT Pro Rata Interest				
Operators	**MPT Weighted Average Interest**	**Total Gross Assets**	**Third-Party Net Debt**	**Shareholder Loans**	**Total Revenues**	**Property-Related Expenses**
HM Hospitales, IMED Hospitales, MEDIAN, Policlinico di Monza, Swiss Medical Network	56%	$ 2,405,917	$ 869,672	$ 357,257	$ 33,129	$ 1,866

PRO RATA TOTAL GROSS ASSETS BY COUNTRY



44%
43%
9%
4%
Germany
Switzerland
Spain
Italy

PRO RATA TOTAL GROSS ASSETS BY PROPERTY TYPE



44%
56%
General Acute Care Hospitals
Inpatient Rehabilitation Hospitals

JOINT VENTURE IMPACT

Income Statement Impact to MPT	Amounts	Financial Statement Location
Real estate joint venture income [1]	$ 7,193	Earnings from equity interests
Management fee revenue	$ 151	Interest and other income
Shareholder loan interest revenue	$ 4,657	Interest and other income

Balance Sheet Impact to MPT	Amounts	Financial Statement Location
Real estate joint venture investments	$ 827,813	Equity Investments
Other joint venture investments	342,358	Equity Investments
Total joint venture investments	$ 1,170,171	
Shareholder loans	$ 357,257	Other Loans

(1) Includes $2.1 million of straight-line revenue, $13.3 million of depreciation and amortization expense, and $8.6 million of interest expense on third-party debt and shareholder loans.

MEDICAL PROPERTIES TRUST | SUPPLEMENTAL INFORMATION | Q3 2021

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Medical Properties Trust 1000 Urban Center Drive, Suite 501 Birmingham, AL 35242 (205) 969-3755 NYSE: MPW www.medicalpropertiestrust.com Contact: Drew Babin, Senior Managing Director of Corporate Communications (646) 884-9809 or dbabin@medicalpropertiestrust.com or Tim Berryman, Managing Director of Investor Relations (205) 397-8589 or tberryman@medicalpropertiestrust.com